UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 30, 2007 (June 30, 2007)

CRESTED CORP.
(Exact Name of Company as Specified in its Charter)

Colorado	0-8773	84-0608126
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Glen L. Larsen Building
877 North 8th West Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year,, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 ☐   Written communications pursuant to Rule 425 under the Securities Act
 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8:  Other Events

Item 8.01. Other Events

On July 27, 2007, U.S. Energy Corp. and Crested Corp. issued a press release concerning final sale of the shares of sxr Uranium One which the companies had received in April 2007 as partial consideration for the sale of their uranium assets to Uranium One.  That press release, a copy of which is attached as exhibit 99.1, is incorporated by reference into this Form 8-K report.

As of March 31, 2007, Crested owed USE $12,963,900.  As of June 30, 2007, Crested had paid this obligation.  As of July 30, 2007, Crested had cash and cash equivalents of approxmately $36.4 million.

Section 9:  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1     Press release dated July 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTED CORP.

Dated: July 30, 2007	By:	/s/ Keith G. Larsen
Keith G. Larsen, Co-Chairman